Exhibit 99.1

Marin Software Announces First Quarter Financial Results

San Francisco, CA (May 7, 2020) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the first quarter ended March 31, 2020.

“Q1 was a challenging environment for all businesses, but our customers were able to leverage the flexibility, transparency and control provided by our solutions to help them respond effectively. Our budget planning tools and automated bidding, combined with features released this quarter like Amazon Dayparting and Automated Rules for social campaigns, helped advertisers to deliver better performance from their search, social and eCommerce campaigns,” said Chief Executive Officer Chris Lien.

First Quarter 2020 Business and Product Release Highlights:

•

Launched Social Pacing Dashboards that enable advertisers to track how their campaigns are performing against a KPI. Customers are able to gain insight into their current results alongside daily expected data based on their target and project's expected timeframe, allowing them to shift more money into better performing campaigns.

•

Expanded Automated Rules for Social campaigns in MarinOne, allowing advertisers to offload tasks they perform regularly throughout the day, such as checking that they are within budget or that their CPAs, ROIs, or ROAS are within their target KPIs.

•

Added support for additional Facebook Placements in Marin Social, including Marketplace, Search, and Instagram Explore. As more people spend time on social media during the Covid-19 lockdowns, these new placements offer advertisers new placement options in areas of Facebook that are not overly dominated with competitor advertising.

•

Launched Dayparting for Amazon Sponsored Products campaigns. Dayparting enables advertisers to bid higher or lower throughout the day, down to 15-minute intervals if desired. In addition, advertisers can daypart campaign schedules by day of week, for example, to bid more aggressively on weekdays versus weekends.

•

Introduced full campaign management for Amazon Sponsored Brands and Sponsored Display campaigns. Amazon advertisers can now use Marin bulk and automated bidding functionality for each of the Amazon Advertising campaign types.

•	Added reporting for Google Smart Shopping campaigns and improved display of product information, including Product Title.
•	Added dimensions, custom columns, support for Prominence Metrics, and additional historical data to the Devices grid.
•	Released several enhancements to MarinOne, including Custom Columns, a complete Bid Strategy Side Panel, and MarinOne Linking Wizard for Google.
•

Upgraded Marin Tracker offering to support Chrome’s latest privacy updates, requiring advertisers to label third-party cookies with “SameSite.” This means that Marin Tracker customers can continue to measure cross-site (across multiple domains) where required, with minimal disruption to their current solution.

First Quarter 2020 Financial Updates:

•	Net revenues totaled $8.7 million, a year-over-year decrease of 36% when compared to $13.4 million in the first quarter of 2019.
•

GAAP loss from operations was ($4.4) million, resulting in a GAAP operating margin of (51%), as compared to a GAAP loss from operations of ($5.1) million and a GAAP operating margin of (38%) for the first quarter of 2019.

•

Non-GAAP loss from operations was ($3.5) million, resulting in a non-GAAP operating margin of (40%), as compared to a non-GAAP loss from operations of ($3.5) million and a non-GAAP operating margin of (26%) for the first quarter of 2019.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

Financial Outlook:

Marin is providing guidance for its second quarter of 2020 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ended June 30, 2020
Revenues, net	$6.0	$6.5
Non-GAAP loss from operations	(5.3)	(4.8)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, capitalization of internally developed software and non-recurring costs associated with restructurings and divestitures.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended March 31, 2020, and its outlook for the future. To access the call, please dial (877) 300-8521 in the United States or (412) 317-6026 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=139281. Following the completion of the call through 11:59 p.m. Eastern Time on May 14, 2020, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 10142865.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software and non-recurring costs associated with restructurings and divestitures. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, other income, net and non-recurring costs associated with restructurings and divestitures. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, expectations about our ability to return to growth, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the second quarter of 2020. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to the effects of the recent global outbreak of COVID-19 on demand for our products and services and the amount of digital advertising spend managed by our customers using our products, our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners; our ability to manage expenses and liquidity and raise additional capital; our ability to maintain or expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel or implement any planned personnel reductions; delays in the release of updates to our product platform or new features or delays in customer deployment of any such updates or features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; level of usage and advertising spend managed on our platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and our ability to acquire and integrate other businesses or sell business assets. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of May 7, 2020. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	March 31,	December 31,
(Unaudited; in thousands, except par value)	2020	2019
Assets:
Current assets:
Cash and cash equivalents	$8,583	$11,134
Restricted cash	972	971
Accounts receivable, net	7,081	8,939
Prepaid expenses and other current assets	3,085	3,522
Total current assets	19,721	24,566
Property and equipment, net	7,306	8,524
Right-of-use assets, operating leases	12,685	7,705
Intangible assets, net	—	95
Other non-current assets	967	1,403
Total assets	$40,679	$42,293
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$1,293	$1,679
Accrued expenses and other current liabilities	6,677	9,010
Operating lease liabilities	6,970	3,786
Total current liabilities	14,940	14,475
Operating lease liabilities, non-current	6,865	5,181
Other long-term liabilities	1,276	1,577
Total liabilities	23,081	21,233
Stockholders’ equity:
Common stock, $0.001 par value	7	7
Additional paid-in capital	299,689	299,263
Accumulated deficit	(281,083)	(277,112)
Accumulated other comprehensive loss	(1,015)	(1,098)
Total stockholders’ equity	17,598	21,060
Total liabilities and stockholders’ equity	$40,679	$42,293

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended March 31,
(Unaudited; in thousands, except per share data)	2020	2019
Revenues, net	$8,660	$13,448
Cost of revenues	5,345	5,811
Gross profit	3,315	7,637
Operating expenses:
Sales and marketing	2,312	4,634
Research and development	3,437	4,895
General and administrative	1,981	3,221
Total operating expenses	7,730	12,750
Loss from operations	(4,415)	(5,113)
Other income, net	469	540
Loss before provision for income taxes	(3,946)	(4,573)
Provision for income taxes	25	33
Net loss	$(3,971)	$(4,606)
Net loss per common share, basic and diluted	$(0.58)	$(0.77)
Weighted-average shares outstanding, basic and diluted	6,819	5,945

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Three Months Ended March 31,
(Unaudited; in thousands)	2020	2019
Operating activities:
Net loss	$(3,971)	$(4,606)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	893	499
Amortization of internally developed software	864	750
Amortization of intangible assets	95	532
Amortization of deferred costs to obtain and fulfill contracts	258	364
Loss on disposals of property and equipment and right-of-use assets	1	14
Unrealized foreign currency losses (gains)	24	(11)
Stock-based compensation expense related to equity awards	446	685
Provision for bad debts	(144)	180
Net change in operating leases	(110)	(116)
Changes in operating assets and liabilities:
Accounts receivable	2,032	2,175
Prepaid expenses and other assets	623	(679)
Accounts payable	(380)	(424)
Accrued expenses and other liabilities	(2,391)	(1,079)
Net cash used in operating activities	(1,760)	(1,716)
Investing activities:
Purchases of property and equipment	—	(46)
Capitalization of internally developed software	(540)	(482)
Net cash used in investing activities	(540)	(528)
Financing activities:
Payment of principal on finance lease liabilities	(191)	(338)
Employee taxes paid for withheld shares upon equity award settlement	(57)	(91)
Proceeds from employee stock purchase plan, net	17	55
Net cash used in financing activities	(231)	(374)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(19)	(19)
Net decrease in cash and cash equivalents and restricted cash	(2,550)	(2,637)
Cash and cash equivalents and restricted cash:
Beginning of period	12,105	11,503
End of period	$9,555	$8,866

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses
						Three Months
	Three Months Ended				Year Ended	Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2019	2019	2019	2019	2019	2020
Sales and Marketing (GAAP)	$4,634	$4,087	$3,732	$3,383	$15,836	$2,312
Less Stock-based compensation	(180)	(205)	(155)	(141)	(681)	(110)
Less Amortization of intangible assets	(64)	—	—	—	(64)	—
Less Restructuring related expenses	(157)	(66)	—	(178)	(401)	(50)
Sales and Marketing (Non-GAAP)	$4,233	$3,816	$3,577	$3,064	$14,690	$2,152
Research and Development (GAAP)	$4,895	$4,660	$3,872	$4,418	$17,845	$3,437
Less Stock-based compensation	(281)	(269)	(266)	(209)	(1,025)	(167)
Less Amortization of intangible assets	(234)	(234)	(234)	(173)	(875)	(48)
Plus Capitalization of internally developed software	482	388	1,004	182	2,056	540
Research and Development (Non-GAAP)	$4,862	$4,545	$4,376	$4,218	$18,001	$3,762
General and Administrative (GAAP)	$3,221	$2,277	$2,631	$2,317	$10,446	$1,981
Less Stock-based compensation	(99)	(146)	(105)	(75)	(425)	(75)
General and Administrative (Non-GAAP)	$3,122	$2,131	$2,526	$2,242	$10,021	$1,906

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures
						Three Months Ended
	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2019	2019	2019	2019	2019	2020
Gross Profit (GAAP)	$7,637	$6,547	$6,161	$5,848	$26,193	$3,315
Plus Stock-based compensation	125	142	127	139	533	94
Plus Amortization of internally developed software	750	955	1,057	1,142	3,904	864
Plus Amortization of intangible assets	234	234	234	173	875	47
Plus Restructuring related expenses	6	—	—	90	96	(7)
Gross Profit (Non-GAAP)	$8,752	$7,878	$7,579	$7,392	$31,601	$4,313
Operating Loss (GAAP)	$(5,113)	$(4,477)	$(4,074)	$(6,180)	$(19,844)	$(4,415)
Plus Impairment of goodwill	—	—	—	1,910	1,910	—
Plus Stock-based compensation	685	762	653	564	2,664	446
Plus Amortization of internally developed software	750	955	1,057	1,142	3,904	864
Plus Amortization of intangible assets	532	468	468	346	1,814	95
Plus Restructuring related expenses	163	66	—	268	497	43
Less Capitalization of internally developed software	(482)	(388)	(1,004)	(182)	(2,056)	(540)
Operating Loss (Non-GAAP)	$(3,465)	$(2,614)	$(2,900)	$(2,132)	$(11,111)	$(3,507)
Net Loss (GAAP)	$(4,606)	$(4,003)	$(3,273)	$(526)	$(12,408)	$(3,971)
Plus Impairment of goodwill	—	—	—	1,910	1,910	—
Plus Stock-based compensation	685	762	653	564	2,664	446
Plus Amortization of internally developed software	750	955	1,057	1,142	3,904	864
Plus Amortization of intangible assets	532	468	468	346	1,814	95
Plus Restructuring related expenses	163	66	—	268	497	43
Less Capitalization of internally developed software	(482)	(388)	(1,004)	(182)	(2,056)	(540)
Less Gain on divestiture of Perfect Audience	—	—	—	(5,064)	(5,064)	—
Net Loss (Non-GAAP)	$(2,958)	$(2,140)	$(2,099)	$(1,542)	$(8,739)	$(3,063)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share
						Three Months Ended
	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands, except per share data)	2019	2019	2019	2019	2019	2020
Net Loss (Non-GAAP)	$(2,958)	$(2,140)	$(2,099)	$(1,542)	$(8,739)	$(3,063)
Weighted-average shares outstanding, basic and diluted	5,945	6,201	6,631	6,705	6,373	6,819
Non-GAAP net loss per common share, basic and diluted	$(0.50)	$(0.35)	$(0.32)	$(0.23)	$(1.37)	$(0.45)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2019	2019	2019	2019	2019	2020
Net Loss	$(4,606)	$(4,003)	$(3,273)	$(526)	$(12,408)	$(3,971)
Depreciation	499	482	494	459	1,934	893
Amortization of internally developed software	750	955	1,057	1,142	3,904	864
Amortization of intangible assets	532	468	468	346	1,814	95
Provision for (benefit from) income taxes	33	58	(161)	(50)	(120)	25
Impairment of goodwill	—	—	—	1,910	1,910	—
Stock-based compensation	685	762	653	564	2,664	446
Capitalization of internally developed software	(482)	(388)	(1,004)	(182)	(2,056)	(540)
Gain on divestiture of Perfect Audience	—	—	—	(5,064)	(5,064)	—
Restructuring related expenses	163	66	—	268	497	43
Other income, net	(540)	(532)	(640)	(540)	(2,252)	(469)
Adjusted EBITDA	$(2,966)	$(2,132)	$(2,406)	$(1,673)	$(9,177)	$(2,614)